                                                                      Exhibit 23

            Consent of Independent Registered Public Accounting Firm

We consent to the  incorporation  by  reference in the  Registration  Statements
(Form S-8 Nos. 333-91367 and 333-66622) pertaining to employee benefit plans, of
BNS  Holding,  Inc. of our report dated  February 10, 2006,  with respect to the consolidated  financial  statements of BNS Holding,  Inc. included in the Annual
Report (Form 10-KSB) for the year ended December 31, 2005.

                                                           /s/ ERNST & YOUNG LLP

Providence, Rhode Island
March 2, 2006